EXHIBIT 99

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2021	60.7	84.9	98.8	105.3	105.3
2022	114.1	112.0

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2021	22.3	22.7	23.2	26.7	94.9
2022	23.9	25.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	459.7	479.1	494.3	551.5	1,984.6	2021	-16.5%	5.3%	15.8%	20.2%	4.9%
2022	557.7	596.6				2022	21.3%	24.5%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	170.7	175.1	153.4	179.7	678.9	2021	12.2%	45.8%	6.7%	4.1%	15.3%
2022	169.7	184.8				2022	-0.6%	5.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	60.5	65.0	56.1	52.3	233.9	2021	35.7%	35.4%	16.9%	-0.4%	21.1%
2022	51.7	64.9				2022	-14.5%	-0.2%

	Revenues - Bolzoni						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	79.5	84.8	90.0	93.5	347.8	2021	-9.6%	32.1%	42.2%	36.9%	22.6%
2022	95.1	86.4				2022	19.6%	1.9%

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	—	0.3	0.2	0.2	0.7	2021	n.m.	n.m.	n.m.	n.m.	n.m.
2022	0.6	0.3				2022	n.m.	—%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	732.2	765.6	748.2	829.7	3,075.7	2021	-6.8%	17.0%	14.7%	15.3%	9.4%
2022	827.6	895.4				2022	13.0%	17.0%

	Gross Profit (1)						Gross Profit % (1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	118.4	116.4	65.1	63.5	363.4	2021	16.2%	15.2%	8.7%	7.7%	11.8%
2022	101.2	99.1				2022	12.2%	11.1%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Operating Expenses (2)(3)						Operating Expenses as a % of Revenue (2)(3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	115.3	110.5	119.4	170.5	515.7	2021	15.7%	14.4%	16.0%	20.5%	16.8%
2022	119.5	114.8				2022	14.4%	12.8%

	Operating Profit (Loss) (1)(2)(3)						Operating Profit (Loss) % (1)(2)(3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	3.1	5.9	(54.3)	(107.0)	(152.3)	2021	0.4%	0.8%	-7.3%	-12.9%	-5.0%
2022	(18.3)	(15.7)				2022	-2.2%	-1.8%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2021	2.7	3.7	4.0	4.5	14.9
2022	4.9	5.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2021	(8.1)	2.3	(2.0)	(4.5)	(12.3)
2022	(1.9)	0.2

	Income (Loss) Before Taxes						Effective Income Tax Rate (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	8.5	(0.1)	(56.3)	(107.0)	(154.9)	2021	28.2%	n.m.	-36.4%	-7.3%	-18.3%
2022	(21.3)	(21.8)				2022	-13.6%	14.2%

	Net Income (Loss) Attributable to Stockholders (4)
	Q1	Q2	Q3	Q4	FY
2021	5.6	1.9	(77.2)	(103.3)	(173.0)
2022	(25.0)	(19.4)

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2021	11.7	11.6	11.4	11.5	46.2
2022	11.1	11.0

	Net Working Capital (5)
	Q1	Q2	Q3	Q4	FY
2021	539.7	645.9	692.4	697.0	697.0
2022	704.7	751.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2021	7.7	10.4	11.4	14.8	44.3
2022	9.7	5.6

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2021	(47.1)	(53.6)	(91.1)	(61.7)	(253.5)
2022	59.1	(58.9)

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2021	9.5	(8.7)	(10.9)	(14.4)	(24.5)
2022	(9.3)	(13.6)

	Cash Flow Before Financing Activities (6)
	Q1	Q2	Q3	Q4	FY
2021	(37.6)	(62.3)	(102.0)	(76.1)	(278.0)
2022	49.8	(72.5)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2021	(8.0)	45.5	77.2	78.9	193.6
2022	(50.9)	84.4

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2021	5.3	5.4	5.5	5.4	21.6
2022	5.4	5.5

	Total Debt
	Q1	Q2	Q3	Q4	FY
2021	285.4	345.7	428.0	518.5	518.5
2022	479.0	580.6

	Equity						Return on Equity (7)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	615.8	630.0	510.2	382.9	382.9	2021	4.6%	4.2%	-9.4%	-31.0%	-31.0%
2022	351.5	207.5				2022	-40.9%	-54.0%

(1)	During the third and fourth quarters of 2021, Nuvera reduced its inventory to its estimated net realizable value by $14.8 million and $1.3 million, respectively.
(2)	During the third quarter of 2021, Nuvera recognized a $10.0 million impairment charge of property, plant and equipment.
(3)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.
(4)	During the third and fourth quarters of 2021, the Company recognized a valuation allowance of $20.2 million and $38.4 million, respectively, provided against deferred tax assets.
(5)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(6)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(7)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2021	60.7	84.9	98.8	105.3	105.3
2022	114.1	112.0

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2021	22.3	22.7	23.2	26.7	94.9
2022	23.9	25.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	459.7	479.1	494.3	551.5	1,984.6	2021	-16.5%	5.3%	15.8%	20.2%	4.9%
2022	557.7	596.6				2022	21.3%	24.5%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	170.7	175.1	153.4	179.7	678.9	2021	12.2%	45.8%	6.7%	4.1%	15.3%
2022	169.7	184.8				2022	-0.6%	5.5%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	60.5	65.0	56.1	52.3	233.9	2021	35.7%	35.4%	16.9%	-0.4%	21.1%
2022	51.7	64.9				2022	-14.5%	-0.2%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	690.9	719.2	703.8	783.5	2,897.4	2021	-7.6%	15.5%	13.8%	14.6%	8.4%
2021	779.1	846.3				2022	12.8%	17.7%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	105.4	103.2	66.9	54.4	329.9	2021	15.3%	14.3%	9.5%	6.9%	11.4%
2022	85.9	81.3				2022	11.0%	9.6%

	Operating Expenses(1)						Operating Expenses as a % of revenues(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	93.2	87.8	88.2	147.6	416.8	2021	13.5%	12.2%	12.5%	18.8%	14.4%
2022	96.6	93.0				2022	12.4%	11.0%

	Operating Profit (Loss)(1)						Operating Profit (Loss) %(1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	12.2	15.4	(21.3)	(93.2)	(86.9)	2021	1.8%	2.1%	-3.0%	-11.9%	-3.0%
2022	(10.7)	(11.7)				2022	-1.4%	-1.4%

(1)	During the fourth quarter of 2021, JAPIC recognized a $55.6 million goodwill impairment charge, of which $11.7 million related to the non-controlling interest share.

Bolzoni
(in millions, except percentage data)

	Revenues						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	79.5	84.8	90.0	93.5	347.8	2021	-9.6%	32.1%	42.2%	36.9%	22.6%
2022	95.1	86.4				2022	19.6%	1.9%

	Gross Profit (Loss)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	16.4	15.8	15.2	14.1	61.5	2021	20.6%	18.6%	16.9%	15.1%	17.7%
2022	18.8	18.9				2022	19.8%	21.9%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	15.6	16.2	15.2	16.3	63.3	2021	19.6%	19.1%	16.9%	17.4%	18.2%
2022	16.7	15.5				2022	17.6%	17.9%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2021	0.8	(0.4)	—	(2.2)	(1.8)	2021	1.0%	-0.5%	—%	-2.4%	-0.5%
2022	2.1	3.4				2022	2.2%	3.9%

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2021	—	0.3	0.2	0.2	0.7
2022	0.6	0.3

	Gross Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2021	(3.3)	(2.5)	(16.5)	(4.4)	(26.7)
2022	(1.9)	(1.6)

	Operating Expenses (2)
	Q1	Q2	Q3	Q4	FY
2021	6.5	6.5	16.0	6.6	35.6
2022	6.2	6.3

	Operating Profit (Loss) (1)(2)
	Q1	Q2	Q3	Q4	FY
2021	(9.8)	(9.0)	(32.5)	(11.0)	(62.3)
2022	(8.1)	(7.9)

(1)	During the third and fourth quarters of 2021, Nuvera reduced its inventory to its estimated net realizable value by $14.8 million and $1.3 million, respectively.
(2)	During the third quarter of 2021, Nuvera recognized a $10.0 million impairment charge of property, plant and equipment.